SALES-TYPE LEASES (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013		Sep. 30, 2012
Investment In Sales Type Leases [Line Items]
Future minimum lease payments receivable	$ 0		$ 1,502
Unguaranteed residual values	0		91
Unearned income	0		(50)
Net investment in sales-type leases	0		1,543
Less: current portion	0	[1]	1,210	[1]
Net investment in sales-type leases, less current portion	$ 0	[1]	$ 333	[1]

[1]	*All of the VIE’s assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company’s general assets (Note 3).